UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2016

Chubb Limited

(Exact name of registrant as specified in its charter)

Switzerland (State or other jurisdiction of Incorporation)	1-11778 (Commission File Number)	98-0091805 (I.R.S. Employer Identification No.)

Bärengasse 32

CH-8001 Zurich, Switzerland

(Address of principal executive offices)

Registrant’s telephone number, including area code: +41 (0) 43 456 76 00

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.	Financial Statements and Exhibits

d) Exhibits.

The following exhibits are incorporated by reference into the Registrant’s automatic shelf registration statement on Form S-3 (No. 333-207570) as exhibits thereto in connection with the delivery or sale of shares of common shares of the Registrant, par value CHF 24.15 (“Common Shares”), in connection with: (i) the settlement of performance unit awards and deferred equity awards held by individuals who, as of January 14, 2016, were former employees (the “Former Employees”) of The Chubb Corporation, which was acquired by the Registrant on January 14, 2016; (ii) the exercise of options held by Former Employees to acquire Common Shares; and (iii) the exercise by Former Employees of a reinvestment right to acquire Common Shares under the Capital Accumulation Plan of The Chubb Corporation.

Exhibit Number	Exhibit

5.1	Opinion of Bär & Karrer AG as to the legality of the Common Shares, filed herewith.

23.1	Consent of Bär & Karrer AG (included in Exhibit 5.1).

99.1	Capital Accumulation Plan of The Chubb Corporation (incorporated by reference to Exhibit 99.19 to the Registrant’s Registration Statement on Form S-8(No. 333-208998)).

99.2	Amendment No. 1 to the Capital Accumulation Plan of The Chubb Corporation (incorporated by reference to Exhibit 99.20 to the Registrant’s Registration Statement on Form S-8 (No. 333-208998)).

99.3	Amendment No. 2 to the Capital Accumulation Plan of The Chubb Corporation (incorporated by reference to Exhibit 99.21 to the Registrant’s Registration Statement on Form S-8 (No. 333-208998)).

99.4	Amendment No. 3 to the Capital Accumulation Plan of The Chubb Corporation (incorporated by reference to Exhibit 99.22 to the Registrant’s Registration Statement on Form S-8 (No. 333-208998)).

99.5	Amendment No. 4 to the Capital Accumulation Plan of The Chubb Corporation (incorporated by reference to Exhibit 99.23 to the Registrant’s Registration Statement on Form S-8 (No. 333-208998)).

99.6	Amendment No. 5 to the Capital Accumulation Plan of The Chubb Corporation (incorporated by reference to Exhibit 99.24 to the Registrant’s Registration Statement on Form S-8 of ACE Limited (No. 333-208998)).

99.7	The Chubb Corporation Long-Term Stock Incentive Plan (2004) (incorporated by reference to Annex B of The Chubb Corporation’s definitive proxy statement for the Annual Meeting of Shareholders held on April 27, 2004, filed on March 25, 2004 (File No. 001-08661).

99.8	Amendment to The Chubb Corporation Long-Term Stock Incentive Plan (2004) incorporated by reference to Exhibit 10.8 of The Chubb Corporation’s Annual Report on Form 10-K for the year ended December 31, 2008, filed on March 2, 2009 (File No. 001-08661).

99.9	The Chubb Corporation Long-Term Incentive Plan (2009) (incorporated by reference to Exhibit 99.1 of The Chubb Corporation’s registration statement on Form S-8 (No. 333-158841)).

99.10	The Chubb Corporation Long-Term Incentive Plan (2014) (incorporated by reference to Exhibit 99.1 of The Chubb Corporation’s registration statement on Form S-8 (No. 333-195560)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

CHUBB LIMITED (Registrant)

By:	/s/ Philip V. Bancroft
Philip V. Bancroft
Executive Vice President and Chief Financial Officer

Date: March 25, 2016

EXHIBIT INDEX

Exhibit Number	Exhibit

5.1	Opinion of Bär & Karrer AG as to the legality of the Common Shares, filed herewith.

23.1	Consent of Bär & Karrer AG (included in Exhibit 5.1).

99.1	Capital Accumulation Plan of The Chubb Corporation (incorporated by reference to Exhibit 99.19 to the Registration Statement on Form S-8 of ACE Limited (No. 333-208998)).

99.2	Amendment No. 1 to the Capital Accumulation Plan of The Chubb Corporation (incorporated by reference to Exhibit 99.20 to the Registrant’s Registration Statement on Form S-8 (No. 333-208998)).

99.3	Amendment No. 2 to the Capital Accumulation Plan of The Chubb Corporation (incorporated by reference to Exhibit 99.21 to the Registrant’s Registration Statement on Form S-8 (No. 333-208998)).

99.4	Amendment No. 3 to the Capital Accumulation Plan of The Chubb Corporation (incorporated by reference to Exhibit 99.22 to the Registrant’s Registration Statement on Form S-8 (No. 333-208998)).

99.5	Amendment No. 4 to the Capital Accumulation Plan of The Chubb Corporation (incorporated by reference to Exhibit 99.23 to the Registrant’s Registration Statement on Form S-8 (No. 333-208998)).

99.6	Amendment No. 5 to the Capital Accumulation Plan of The Chubb Corporation (incorporated by reference to Exhibit 99.24 to the Registrant’s Registration Statement on Form S-8 (No. 333-208998)).

99.7	The Chubb Corporation Long-Term Stock Incentive Plan (2004) (incorporated by reference to Annex B of The Chubb Corporation’s definitive proxy statement for the Annual Meeting of Shareholders held on April 27, 2004, filed on March 25, 2004 (File No. 001-08661).

99.8	Amendment to The Chubb Corporation Long-Term Stock Incentive Plan (2004) incorporated by reference to Exhibit 10.8 of The Chubb Corporation’s Annual Report on Form 10-K for the year ended December 31, 2008, filed on March 2, 2009 (File No. 001-08661).

99.9	The Chubb Corporation Long-Term Incentive Plan (2009) (incorporated by reference to Exhibit 99.1 of The Chubb Corporation’s registration statement on

Form S-8 (No. 333-158841)).

99.10	The Chubb Corporation Long-Term Incentive Plan (2014) (incorporated by reference to Exhibit 99.1 of The Chubb Corporation’s registration statement on Form S-8 (No. 333-195560)).